EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$102,537,649
Monthly Profit (Loss):	$(40,944,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Responsible Officer
Signature	/s/Lester D. Sears
Date	September 7, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$102,800

Cost of sales	113,706

Gross profit	(10,906)

Selling and administrative expenses
Selling expense	3,310
Warehousing and shipping	5,329
Advertising	836
Division administrative expense	960
MIS expense	836
Corporate administrative expense	888

Total selling and administrative expense	12,159

Restructuring and impairment charge	961
Fixed asset impairment charge	-

Profit / (loss) from operations	(24,026)

Interest expense
Interest expense - outside	9,148
Capitalized interest expense	(165)
Interest expense - intercompany	813
Interest income	-
Interest income - intercompany	-

Net interest expense	9,796

Other expense
Miscellaneous	346
Royalties - intercompany	445
Transaction gain/loss	-

Total other expense	791

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	401
Miscellaneous	21

Total other income	422

Net other expense	369

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(34,191)

Chapter 11 reorganization expenses	7,392

Income taxes (benefit)	(639)

Income (loss) before extraordinary item	(40,944)

Extraordinary item - net of taxes	-

Net income (loss)	$(40,944)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2005 to August 7, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 15,423	Senior Credit Facility	$ 437,168
Short-term investments	-	DIP Credit Agreement	92,128
Accounts receivable, net	149,074	Second Lien Facility	165,000
Total inventories	238,269	Accrued interest payable	2,643
Prepaid & other current assets	16,368	Accounts payable - trade	52,203
Total current assets	419,134	Accounts payable - intercompany	177,143
		Other payables and accrued liabilities	88,490
		Deferred income taxes	-
		Pension and other liabilities	149,422

Total investments & other assets	92,858	Total liabilities not subject to compromise	1,164,197

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	447,121	Deferred financing fees	(3,398)
		Accrued interest payable on Senior Notes	36,313
		Accounts payable	27,475
		Other payables and accrued liabilities	8,231
		Pension and other liabilities	15,469

		Total liabilities subject to compromise	1,084,090

		Total Liabilities	2,248,287

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	41,122
		Retained earnings (deficit)	(1,097,169)
		Minimum pension liability adjustment	(109,403)
		Other adjustments	(678)
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	(1,289,174)

TOTAL ASSETS	$ 959,113	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 959,113

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(40,944)
Equity adjustments	(397)
Non-cash items
Depreciation and amortization expense	8,046
Restructuring Charge	7
Gain/(Loss) on sale of assets	(393)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable	6,485
Decrease / (increase) -- inventories	22,616
Decrease / (increase) -- other current assets	(460)
Decrease / (increase) -- other noncurrent assets and liabilities	124
Increase / (decrease) -- accounts payable (trade)	11,358
Increase / (decrease) -- accounts payable (intercompany)	(15)
Increase / (decrease) -- accrued liabilities	(11,311)
Increase / (decrease) -- accrued interest payable	1,781
Increase / (decrease) -- pension and other liabilities	(361)
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(3,464)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,264)
Transfers	(12)
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$(1,276)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement and Sr. Credit Facility	17,388

Total Cash Flows from Financing	$17,388

Beginning Cash Balance	2,775
Change in Cash	12,648

Ending Cash Balance	$15,423

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$21,720,483

Federal

Payroll taxes withheld	3,804,389	941,302	7/29/05
		113,247	7/29/05
		907,529	7/28/05
Employer payroll tax contributions incurred	1,490,799	900,865	7/21/05
		358,149	7/25/05
		406,084	7/14/05
		965,885	7/15/05
		815,344	7/7/05

Total Federal Taxes (1)	$5,295,188	$5,408,405

State and Local

Payroll taxes withheld
Alabama SIT	317,604	703,116	7/27/05
Arkansas SIT	540	1,228	7/13/05
California SIT	1,753	1,891	7/27/05
Georgia SIT	71,037	66,325	7/27/05
Illinois SIT	727	721	7/28/05
Indiana SIT	2,601	4,151	7/20/05
Maine SIT	30,275	47,409	7/27/05
Minnesota SIT	1,202	1,411	7/20/05
Missouri SIT	402	390	7/28/05
New York SIT	98,887	69,534	7/27/05
North Carolina SIT	157,010	156,020	7/27/05
Pennsylvania SIT	215	204	7/13/05
Rhode Island SIT	152	146	7/13/05
South Carolina SIT	142,769	142,769	7/29/05
Virginia SIT	4,824	2,679	7/27/05
Delaware Co IN	-	-
Hancock Co IN	-	-
Hamilton Co IN	168	-
Henry Co IN	387	-
Johnson Co. IN	-	-
Madison Co IN	180	-
Marion Co IN	-	-
Washington Co IN	111	-
Randolph Co IN	-	-
Yonkers NY	14	9	7/27/05
Wayne Co IN	-	-
New York City	20,980	13,531	7/27/05
Opelika AL	4,818	20,381	7/28/05

Total Payroll taxes	856,656	1,231,915

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		July 1, 2005 to August 7, 2005
Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Employer payroll tax contributions incurred
Alabama SUTA	24,225	357,376	7/29/05
Arkansas SUTA	-	85	7/29/05
California SUTA	-	-
Florida SUTA	6,634	28,215	7/29/05
Georgia SUTA	491	12,322	7/29/05
Illinois SUTA	-	1,029	7/29/05
Indiana SUTA	22	2,596	7/29/05
Maine SUTA	3,230	25,761	7/29/05
Minnesota SUTA	4	74	7/29/05
Missouri SUTA	-	-
Nevada SUTA	916	8,814	7/29/05
New York SUTA	617	1,928	7/29/05
North Carolina SUTA	105,907	714,100	7/29/05
Pennsylvania SUTA	-	18	7/29/05
Rhode Island SUTA	-	-
South Carolina SUTA	1,003	97,239	7/29/05
Texas SUTA	-	3	7/29/05
Virginia SUTA	-	1,317	7/29/05
Washington SUTA	60	180	7/29/05

Total Employer payroll tax contributions	143,109	1,251,057

Gross taxable amount for sales and use	3,755,517
Sales & Use taxes collected	145,543
Abbeville, Alabama		3,973	7/14/05
Alabama City/County (Greenville & Butler County)		10,792	7/20/05
Alabama Regulation A		10,646	7/20/05
Alabama Sales		3,643	7/20/05
Alabama Use		46,547	7/20/05
Alatax (Abbeville, Opelika, Valley, Chambers Co., Henry Co, Lee Co)		12,548	7/14/05
Arkansas		32	7/14/05
California		397	7/28/05
Florida		12,618	7/20/05
Georgia		4,514	7/20/05
Indiana (Daleville)		155	7/28/05
Nevada		139	7/28/05
New York		10,283	7/14/05
North Carolina		8,523	7/11/05
North Carolina		8,347	7/25/05
South Carolina		11,910	7/20/05
Texas		451	7/14/05
Virginia Sales		-
Virginia Use		19	7/14/05
Washington Use		6	7/21/05

Total Sales & Use taxes paid		145,543
Property taxes		1,891
Other taxes		102,247

Total State and Local (1)	1,145,308	2,732,653

Total Taxes	$ 6,440,496	$8,141,058

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Lester D. Sears

Lester D. Sears
WestPoint Stevens Inc.
Responsible Officer

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$2,887,257
Monthly Profit (Loss):	$1,474,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	Responsible Officer
Signature	/s/Lester D. Sears
Date	September 7, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$5,136

Cost of sales	3,699

Gross profit	1,437

Selling and administrative expenses
Selling expense	7
Warehousing and shipping	180
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	230

Total selling and administrative expense	417

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	1,020

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	1
Interest income - intercompany	891

Net interest expense	(892)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-

Total other expense	190

Other income
Royalties - intercompany	546
Affiliate Income	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	546

Net other expense	(356)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	2,268

Chapter 11 reorganization expenses	-

Income taxes (benefit)	794

Income (loss) before extraordinary item	1,474

Extraordinary item - net of taxes	-

Net income (loss)	$1,474

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2005 to August 7, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$39	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	33,285	Accrued interest payable	-
Total inventories	8,713	Accounts payable - trade	395
Prepaid & other current assets	46	Accounts payable - intercompany	-
Total current assets	42,083	Other payables and accrued liabilities	5,635
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	9,447	Total liabilities not subject to compromise	6,030

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	11,374	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,438
		Other payables and accrued liabilities	-
		Pension and other liabilities	3,445

		Total liabilities subject to compromise	4,883

		Total Liabilities	10,913

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	(18,569)
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	51,991

TOTAL ASSETS	$62,904	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$62,904

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$1,474
Non-cash items
Depreciation and amortization expense	83
Gain on sale assets	(8)
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	1,008
Decrease / (increase) -- inventories	1,060
Decrease / (increase) -- other current assets	(46)
Decrease / (increase) -- other noncurrent assets	-
Increase / (decrease) -- accounts payable (trade)	(147)
Increase / (decrease) -- accounts payable (intercompany)	-
Increase / (decrease) -- accrued liabilities	(3,424)
Increase / (decrease) -- accrued interest payable	-
Increase / (decrease) -- pension and other liabilities	-
Increase / (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$1

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Transfers	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	$-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	$-

Beginning Cash Balance	$38
Change in Cash	1

Ending Cash Balance	$39

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		July 1, 2005 to August 7, 2005
Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)	$-	-

State and Local

Payroll taxes withheld	$-
Employer payroll tax contributions incurred
Nevada

Gross taxable sales	49,383
Sales & Use taxes collected	2,469
Maine		2,469	7/14/05
Property taxes
Other taxes

Total State and Local (1)	2,469	2,469

Total Taxes	$2,469	$2,469

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Lester D. Sears

Lester D. Sears
WestPoint Stevens Inc.
Responsible Officer

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$-
Monthly Profit (Loss):	$-

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	Responsible Officer
Signature	/s/Lester D. Sears
Date	September 7, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-

Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2005 to August 7, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,749	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	113,446

TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$-
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	-

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	-
Change in Cash	-

Ending Cash Balance	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$-

Federal

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-

Total Federal Taxes	-

State and Local

Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-

Total State and Local	-

Total Taxes	$-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$1,929
Monthly Profit (Loss):	$198,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	Responsible Officer
Signature	/s/Lester D. Sears
Date	September 7, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$-

Cost of sales	-

Gross profit	-

Selling and administrative expenses
Selling expense	5
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-

Total selling and administrative expense	5

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(5)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	120

Net interest expense	(120)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	190

Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	305

Chapter 11 reorganization expenses	-

Income taxes (benefit)	107

Income (loss) before extraordinary item	198

Extraordinary item - net of taxes	-

Net income (loss)	$198

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2005 to August 7, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$17	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	18,532	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	18,549	Other payables and accrued liabilities	305
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	305

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	-

		Total Liabilities	305

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	18,242
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	18,244

TOTAL ASSETS	$18,549	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$18,549

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$198
Non-cash items
Depreciation and amortization expense	-
Changes in Assets and Liabilities
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(308)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	107
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	(3)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-

Total Cash Flows from Investing	-

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Increase / (decrease) -- Senior Notes	-

Total Cash Flows from Financing	-

Beginning Cash Balance	20
Change in Cash	(3)

Ending Cash Balance	$17

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

N/A -- No taxes paid

	Amount Withheld/ Collected/ Incurred		Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$

Federal

Payroll taxes withheld
Employer payroll tax contributions incurred

Total Federal Taxes (1)		-	-

State and Local

Payroll taxes withheld		$-	$-
Employer payroll tax contributions incurred
Nevada
Gross taxable sales
Sales & Use taxes collected
Property taxes
Other taxes

Total State and Local (1)		-	-

Total Taxes		$-	$-

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Lester D. Sears

Lester D. Sears
WestPoint Stevens Inc.
Responsible Officer

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Monthly Operating Report

Required Documents	Schedule Attached

Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$4,200,903
Monthly Profit (Loss):	$(73,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only.  Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist.  The debtor reserves the right to amend this monthly operating report as necessary and appropriate.  All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Responsible Officer
Signature	/s/Lester D. Sears
Date	September 7, 2005

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$8,261

Cost of sales	5,127

Gross profit	3,134

Selling and administrative expenses
Selling expense	2,002
Warehousing and shipping	200
Advertising	435
Division administrative expense	269
MIS expense	57
Corporate administrative expense	84

Total selling and administrative expense	3,047

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	87

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	198
Interest income	-
Interest income - intercompany	-

Net interest expense	198

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-

Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-

Total other income	-

Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary item	(111)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(38)

Income (loss) before extraordinary item	(73)

Extraordinary item - net of taxes	-

Net income (loss)	$(73)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2005 to August 7, 2005

BALANCE SHEET

(in $ thousands)

ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)

Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$735	Senior Credit Facility	$-
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	27	Long-term debt classified as current	-
Accounts receivable - intercompany	915	Accrued interest payable	-
Total inventories	19,526	Accounts payable - trade	696
Prepaid & other current assets	989	Accounts payable - intercompany	-
Total current assets	22,192	Other payables and accrued liabilities	836
		Deferred income taxes	-
		Pension and other liabilities	-

Total investments & other assets	-	Total liabilities not subject to compromise	1,532

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	2,417	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,770
		Other payables and accrued liabilities	-
		Pension and other liabilities	-

		Total liabilities subject to compromise	1,770

		Total Liabilities	3,302

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	5,351
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-

		Total Shareholders' Equity (Deficit)	21,307

TOTAL ASSETS	$24,609	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$24,609

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2005 to August 7, 2005

STATEMENT OF CASH FLOWS

(in $ thousands)

Cash Flows from Operations:
Net income (loss)	$(73)
Restructuring	-
Equity adjustments	-
Non-cash items
Depreciation and amortization expense	67
Changes in Assets and Liabilities
Decrease (increase) -- accounts receivable (customers)	139
Decrease (increase) -- accounts receivable (intercompany)	(18)
Decrease (increase) -- inventories	1,145
Decrease (increase) -- other current assets	(110)
Decrease (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	296
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	(2,416)
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-

Total Cash Flows from Operations	$(970)

Cash Flows from Investing
Decrease / (increase) -- short term investments
Capital expenditures	(169)
Transfers	11
Net proceeds from sale of assets

Total Cash Flows from Investing	$(158)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement

Total Cash Flows from Financing	$-

Beginning Cash Balance	$1,863
Change in Cash	(1,128)

Ending Cash Balance	$735

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

All wages and salaries paid (gross) or incurred	$840,680

Federal

Payroll taxes withheld	144,567	7,209	7/29/05
		27,494	7/27/05
		79,697	7/20/05
Employer payroll tax contributions incurred	60,880	21,801	7/13/05
		76,233	7/6/05

Total Federal Taxes (1)	205,447	212,434

State and Local

Amount of payroll taxes withheld
Alabama SIT	3,189	4,648	7/27/05
California SIT	646	1,525	7/6/05
Connecticut SIT	284	378	7/13/05
Georgia SIT	12,891	12,822	7/27/05
Massachusetts SIT	842	1,120	7/20/05
Minnesota SIT	872	868	7/27/05
Michigan SIT	1,075	1,385	7/13/05
New York SIT	1,284	1,736	7/27/05
North Carolina SIT	2,084	2,659	7/27/05
Oregon SIT	855	1,169	7/27/05
Pennsylvania SIT	537	648	7/20/05
South Carolina SIT	493	875	7/6/05
Utah SIT	745	1,102	7/28/05
Virginia SIT	805	1,394	7/28/05
Lancaster PA	120	462	7/28/05

Total Payroll taxes	26,722	32,791
Amount of employer payroll tax contributions incurred
Alabama SUTA	150	2,319	7/29/05
California SUTA	361	2,680	7/29/05
Connecticut SUTA	527	1,805	7/29/05
Florida SUTA	647	5,006	7/29/05
Georgia SUTA	694	6,865	7/29/05
Massachusetts SUTA	271	1,119	7/29/05
Minnesota SUTA	599	2,189	7/29/05
Michigan SUTA	152	884	7/29/05
New York SUTA	335	2,619	7/29/05
North Carolina SUTA	523	2,124	7/29/05
Oregon SUTA	301	1,282	7/29/05
Pennsylvania SUTA	106	859	7/29/05
South Carolina SUTA	29	217	7/29/05
Tennessee SUTA	32	710	7/29/05
Texas SUTA	436	2,000	7/29/05
Utah SUTA	47	183	7/29/05
Virginia SUTA	94	1,053	7/29/05

Total Employer payroll tax contributions	5,304	33,914

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		July 1, 2005 to August 7, 2005

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld

	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment

(continued)
Gross taxable sales	5,861,516
Sales & Use taxes collected	402,865
Alabama City/County (Foley & Chambers Co.)		6,084	7/20/05
Alabama Sales		30,353	7/20/05
Alabama Use		413	7/20/05
Alatax (Bessemer, Boaz, Valley, Chambers Co., Marshall Co)		10,724	7/14/05
Baldwin County Alabama		7,546	7/14/05
California		17,067	8/1/05
Connecticut		8,383	8/1/05
Florida		55,042	7/20/05
Georgia		76,032	7/20/05
Massachusetts		7,699	7/20/05
Michigan		16,297	7/14/05
New York		38,157	7/25/05
North Carolina		16,543	7/11/05
North Carolina		11,676	7/25/05
Pennsylvania		7,139	7/20/05
Pigeon Forge, Tennessee Gross Receipts		2,190	7/14/05
South Carolina		2,577	7/20/05
Tennessee (P.Forge, Lebanon, Interstate Sales)		20,494	7/20/05
Texas		54,064	7/20/05
Utah		12,871	8/1/05
Virginia Interstate Sales		67	7/14/05
Virginia Williamsburg		1,447	7/20/05

Total Sales & Use taxes paid		402,865
Property taxes		1,682
Other taxes		1,700

Total State and Local (1)	434,891	472,952

Total Taxes	$640,338	$685,386

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.
/s/ Lester D. Sears

Lester D. Sears
WestPoint Stevens Inc.
Responsible Officer